UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

     FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2007

EMCOR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-8267	11-2125338
(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, Connecticut	06851-1060
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As previously reported in a Current Report on Form 8-K filed on September 21, 2007 (the “Initial Form 8-K”), EMCOR Group, Inc., a Delaware corporation (“EMCOR”), completed the acquisition of all of the outstanding capital stock of FR X Ohmstede Acquisitions Co., a Delaware corporation (“Ohmstede”), pursuant to a Purchase and Sale Agreement, dated August 20, 2007 (the “Purchase Agreement”) with FR X Ohmstede Holdings LLC, a Delaware limited liability company (“Ohmstede Holdings”). As a result of the acquisition, Ohmstede became a wholly-owned subsidiary of EMCOR. This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed.

Ohmstede Holdings was formed on June 2, 2006 as a holding company. Ohmstede, a wholly-owned subsidiary of Ohmstede Holdings, was incorporated on June 2, 2006 for the primary purpose of the acquisition of all of the outstanding stock of HNT Holdings Inc. (“HNT”) as of August 9, 2006 by First Reserve Fund X, L.P., a party unrelated to EMCOR (the “First Reserve Acquisition”). (HNT owns the entities conducting the business operations of Ohmstede).

Following the First Reserve Acquisition, because of the change in ownership, Ohmstede established a new basis of accounting effective August 10, 2006. The financial statements of Ohmstede refer to the period from August 10, 2006 to December 31, 2006 as the “Post-Acquisition Period.” Since the assets and liabilities are presented on a new basis effective August 10, 2006, the financial information for such Post-Acquisition Period is not comparable to financial information presented for the period from January 1, 2006 to August 9, 2006, which is the period prior to the First Reserve Acquisition and referred to in the financial statements of Ohmstede as the “Pre-Acquisition Period.” Both the Pre-Acquisition Period and Post-Acquisition Period predate EMCOR’s acquisition of Ohmstede.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited consolidated financial statements for the Pre-Acquisition Period from January 1, 2006 through August 9, 2006 for HNT Holdings Inc. and Subsidiaries, and the Post-Acquisition Period from August 10, 2006 through December 31, 2006 for FR X Ohmstede Acquisitions Co. and Subsidiaries, as well as the consolidated balance sheet of FR X Ohmstede Acquisitions Co. and Subsidiaries as of December 31, 2006, including the related independent auditors’ report, are included as Exhibit 99.2 hereto.

The unaudited condensed consolidated financial statements as of June 30, 2007 for FR X Ohmstede Acquisitions Co. and Subsidiaries and for the six months ended June 30, 2007 and 2006 for FR X Ohmstede Acquisitions Co. and Subsidiaries and HNT Holdings Inc. and Subsidiaries are included as Exhibit 99.3 hereto.

(b)         Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of EMCOR as of and for the six months ended June 30, 2007, and for the year ended December 31, 2006, which reflects the acquisition of Ohmstede by EMCOR, are included as Exhibit 99.4 hereto.

(d)	Exhibits.

2.1
Purchase and Sale Agreement, dated as of August 20, 2007, between FR X Ohmstede Holdings LLC (“Ohmstede Holdings”) and EMCOR Group, Inc. (“EMCOR”) (filed as Exhibit 2.1 to EMCOR’s Current Report on Form 8-K, dated as of August 20, 2007 and incorporated herein by reference).

Item 9.01 Financial Statements and Exhibits. – (continued)

(d)	Exhibits. – (continued)

23.1	Consent of UHY LLP

99.2
The audited consolidated financial statements for the Pre-Acquisition Period from January 1, 2006 through August 9, 2006 for HNT Holdings Inc. and Subsidiaries, and the Post-Acquisition Period from August 10, 2006 through December 31, 2006 for FR X Ohmstede Acquisitions Co. and Subsidiaries, as well as the consolidated balance sheet of FR X Ohmstede Acquisitions Co. and Subsidiaries as of December 31, 2006, including the related independent auditors’ report.

99.3
The unaudited condensed consolidated financial statements as of June 30, 2007 for FR X Ohmstede Acquisitions Co. and Subsidiaries and for the six months ended June 30, 2007 and 2006 of FR X Ohmstede Acquisitions Co. and Subsidiaries and HNT Holdings Inc. and Subsidiaries.

99.4
Unaudited pro forma condensed combined financial statements of EMCOR as of and for the six months ended June 30, 2007 and for the year ended December 31, 2006, which reflects the acquisition of FR X Ohmstede Acquisitions Co. by EMCOR.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Dated: December 4, 2007	By: /s/ Mark A. Pompa
------------------------------------
Mark A. Pompa
Executive Vice President
and Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1
Purchase and Sale Agreement, dated as of August 20, 2007, between FR X Ohmstede Holdings LLC (“Ohmstede Holdings”) and EMCOR Group, Inc. (“EMCOR”) (filed as Exhibit 2.1 to EMCOR’s Current Report on Form 8-K, dated as of August 20, 2007 and incorporated herein by reference).

23.1	Consent of UHY LLP

99.2
The audited consolidated financial statements for the Pre-Acquisition Period from January 1, 2006 through August 9, 2006 for HNT Holdings Inc. and Subsidiaries, and the Post-Acquisition Period from August 10, 2006 through December 31, 2006 for FR X Ohmstede Acquisitions Co. and Subsidiaries, as well as the consolidated balance sheet of FR X Ohmstede Acquisitions Co. and Subsidiaries as of December 31, 2006, including the related independent auditors’ report.

99.3
The unaudited condensed consolidated financial statements as of June 30, 2007 for FR X Ohmstede Acquisitions Co. and Subsidiaries and for the six months ended June 30, 2007 and 2006 of FR X Ohmstede Acquisitions Co. and Subsidiaries and HNT Holdings Inc. and Subsidiaries.

99.4
Unaudited pro forma condensed combined financial statements of EMCOR as of and for the six months ended June 30, 2007 and for the year ended December 31, 2006, which reflects the acquisition of FR X Ohmstede Acquisitions Co. by EMCOR.